                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 11, 2004

                              K&F INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    33-29035                 34-1614845
      ---------------            ----------------            -------------
      (State or other            (Commission File            (IRS Employer
      jurisdiction of                Number)              Identification No.)
      incorporation)


    600 Third Avenue, New York, New York                      10016
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  (Address of principal executive offices)                  (Zip Code)


                                 (212) 297-0900
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statement and Exhibits.
         --------------------------------

(c)      Exhibits:

The following exhibit is filed herewith:

          99.1 Press Release dated August 11, 2004 regarding the second quarter 2004 earnings of K&F Industries, Inc.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On August 11, 2004, K&F Industries, Inc. (the "Company") reported second quarter 2004 earnings. For additional information regarding the Company's second quarter 2004 earnings, please refer to the press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein.

     At 11:00 a.m. EDT on August 11, 2004, executives of the Company will host a conference call to speak to the public, as well as various members of the financial and investment community, regarding the Company's second quarter 2004 results.

     The information in the Press Release is being furnished, not filed, pursuant to this Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

     The Company provides certain non-GAAP financial measures as additional information relating to its operating results. Management of the Company believes that the presentation of these measures provides additional information with respect to the ability of the Company to meet its future debt service, capital expenditures and working capital requirements. In addition, management of the Company believes that investors find these non-GAAP financial measures to be a useful tool for measuring the Company's ability to service debt. Management also uses these or similar non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the Company's results of operations. The current calculation of non-GAAP earnings before interest, taxes, depreciation and amortization (EBITDA) is operating income plus depreciation and amortization. A reconciliation of net income to non-GAAP EBITDA is included in a schedule to the press release filed with this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              K&F INDUSTRIES, INC.

                                              By: /s/ DIRKSON R. CHARLES
                                                  -----------------------
                                                  Name:  Dirkson R. Charles
                                                  Title: Chief Financial Officer

Date:  August 11, 2004

                                  EXHIBIT INDEX

Exhibit                 Description
-------                 -----------
  99.1                  Press Release issued August 11, 2004 regarding the
                        Company's second quarter 2004 earnings.